UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2011

PRESTIGE BRANDS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32433	20-1297589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 North Broadway, Irvington, New York 10533
(Address of principal executive offices, including Zip Code)

(914) 524-6810
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 4, 2011, Prestige Brands Holdings, Inc. (the “Company”) announced financial results for the fiscal quarter ended June 30, 2011. A copy of the press release announcing the Company's earnings results for the fiscal quarter ended June 30, 2011 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on August 2, 2011. The matters voted upon at the annual meeting and the results of the voting on each matter are set forth below:

1.    Election of Directors.

DIRECTOR NOMINEE	FOR	WITHHELD	NON VOTES

Matthew M. Mannelly	46,237,262	634,942	1,680,930
John E. Byom	45,883,864	988,340	1,680,930
Gary E. Costley	45,507,628	1,364,576	1,680,930
Charles J. Hinkaty	45,778,204	1,094,000	1,680,930
Patrick M. Lonergan	45,883,042	989,162	1,680,930

2.    Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2012.

FOR	48,432,556
AGAINST	99,366
ABSTAIN	21,212

3.    Say on Pay.

Non-binding resolution to approve the compensation of the Company's named executive officers as disclosed in the Company's Proxy Statement dated June 30, 2011:

FOR	44,865,604
AGAINST	1,855,664
ABSTAIN	150,936
NON-VOTES	1,680,930

4.    Say When on Pay.

Non-binding proposal as to the frequency with which stockholders will vote on a non-binding resolution to approve the compensation of the Company's named executive officers in future years.

1 YEAR	41,323,931
2 YEARS	986,919
3 YEARS	4,417,792
ABSTAIN	143,562
NON-VOTES	1,680,930

Item 7.01. Regulation FD Disclosure.

The information set forth in Item 2.02 above is incorporated by reference as if fully set forth herein.

On August 4, 2011, representatives of the Company began making presentations to investors regarding the Company's financial results for the quarter ended June 30, 2011 using slides containing the information attached to this Current Report on Form 8-K as Exhibit 99.2 (the “Investor Presentation”).  The Company expects to use the Investor Presentation, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others during 2011.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in the Investor Presentation is summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time.  The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted.  Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

In accordance with General Instruction B.2 of this Current Report on Form 8-K, the information presented in Items 2.02 and 7.01 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(a)	Exhibits.

See Exhibit Index immediately following the signature page.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2011	PRESTIGE BRANDS HOLDINGS, INC.

	By:	/s/ Ronald M. Lombardi
Name: Ronald M. Lombardi
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated August 4, 2011 announcing the Company's financial results for the fiscal quarter ended June 30, 2011 (furnished only).
99.2	Investor Relations Slideshow in use beginning August 4, 2011 (furnished only).